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                           SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15 (d) of
                     The Securities and Exchange Act or 1934





Date of Report (Date of earliest event reported)              July 19, 2002
                                                --------------------------------


                          AK STEEL HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                   File No. 1-13696                 31-1401455
------------------      --------------------------     -------------------------
(State or other          (Commission file number)            (IRS employer
jurisdiction of                                              identification
incorporation)                                                   number)


         703 Curtis Street, Middletown, Ohio                        45043
-----------------------------------------------------       --------------------
     (Address of principal executive offices)                     (Zip code)


Registrant's telephone number, including area code: 513-425-5000

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 7.   Exhibit.
          -------

          (a)  Financial Statements of business acquired:

               Not applicable.

          (b)  Pro Forma financial information:

               Not applicable.

          (c)  Exhibit:

               99.1     Press Release dated July 19, 2002

               99.2     Supplemental Financial Data

Item 9.   Regulation FD Disclosure.
          -------------------------

     On July 19, 2002, AK Steel Corporation (the "Registrant") issued a press release announcing its earnings for the second quarter.



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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                AK STEEL HOLDING CORPORATION


                                                s/s Brenda S. Harmon
                                                --------------------------------
                                                Brenda S. Harmon
                                                Secretary

Dated:  July 19, 2002


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                          AK STEEL HOLDING CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX




Exhibit No.     Description
-----------     -----------

99.1            Press Release dated July 19, 2002

99.2            Supplemental Financial Data